THE LEHIGH GROUP INC.
                          810 SEVENTH AVENUE-27TH FLOOR
                            NEW YORK, NEW YORK 10019
                               PHONE: 212-333-2620
                                FAX: 212-333-7240
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PRESS RELEASE


         THE LEHIGH GROUP INC. & DHB CAPITAL GROUP INC. TERMINATE
         PROPOSED MERGER.

NY, NY, OCTOBER 11, 1996

         THE LEHIGH GROUP INC. (NYSE-LEI) ("LEHIGH") TODAY ANNOUNCED WITH DHB CAPITAL GROUP, INC. (NASDAQ BULLETIN BOARD - DHBT AND BOSTON STOCK EXCHANGE -
DHB) ("DHB") THAT THEIR PROPOSED MERGER PURSUANT TO THE DEFINITIVE MERGER AGREEMENT DATED JULY 8, 1996 HAS BEEN TERMINATED.

FOR FURTHER INFORMATION, PLEASE CONTACT:

                               MR. ROBERT A. BRUNO
                               (212) 333-2620